Ex 32-1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc., for the quarter ended July 31, 2005, I, Herbert C. Leeming, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1) the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarter ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2005, fairly presents in all material respects, financial condition and results of operations of Legal Access Technologies, Inc.


                                        By:    /s/ Herbert C. Leeming

                                        Name:  Herbert C. Leeming

                                        Title: Principal Executive Officer

                                        Date:  October 17, 2005